                                  EXHIBIT 99.2

                         IMPULSE MEDIA TECHNOLOGIES INC.
                           (FORMERLY DENMANS.COM INC.)


        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information has been prepared to give the effect to the acquisition of all issued and outstanding shares of Impulse Media Technologies Inc. ("Impulse") on October 19, 2001. The pro forma condensed consolidated financial information is based on the following:

         1. The unaudited historical consolidated financial statements as of August 31, 2001 and for the six months then ended;

         2. The Impulse unaudited historical consolidated financial statements as of August 31, 2001 and for the six months then ended;

         3. The audited historical consolidated financial statements for the year ended February 28, 2001;

         4. The Impulse audited consolidated financial statements for the year ended February 28, 2001; and

         5.       Pro forma adjustments as described in the accompanying notes.

The pro forma condensed consolidated balance sheet as of August 31, 2001 gives effect to the acquisition of Impulse as if it occurred by purchase as of August 31, 2001. The pro forma condensed consolidated statement of operations for the six months ended August 31, 2001 gives effect to the acquisitions of Impulse as if it occurred as of March 1, 2001. The pro forma condensed consolidated statement of operations for the year ended February 28, 2001 gives effect to the acquisition of Impulse as if it occurred on March 1, 2000.

The related adjustments are described in the accompanying notes. The unaudited pro forma condensed consolidated financial information is based upon available information, which has been used solely for the purposes of developing such unaudited pro forma financial information. The unaudited pro forma condensed consolidated financial information does not purport to represent what our results of operations or financial condition would have been had the acquisition of Impulse occurred as of the pro forma dates specified above, or to project the results of operations or financial condition for any future period or date.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with our historical financial statements and notes, and the historical financial statements and notes of Impulse, the latter of which are included herein.

                                   IMPULSE MEDIA TECHNOLOGIES INC.
                                     (FORMERLY DENMANS.COM INC.)
                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                           AUGUST 31, 2001
                                                                                                 Pro Forma
                                                DENMANS                          Pro Forma     Consolidated
                                             (as Reported)    Impulse           Adjustments       DENMANS
                                             ------------   ------------        ------------   ------------
CURRENT ASSETS
     Cash                                    $        --    $     1,476         $        --    $     1,476
     Accounts receivable                           5,711         33,321                  --         39,032
     Prepaid Expenses                                 --          1,346                  --          1,346
                                             ------------   ------------        ------------   ------------
         Total current assets                      5,711         36,143                  --         41,854

Intangible assets                                     --          8,282                  --          8,282
Property and equipment, net of
  accumulated depreciation of $322                    --          8,111                  --          8,111
                                             ------------   ------------        ------------   ------------

Total assets                                 $     5,711    $    52,536         $        --    $    58,247
                                             ============   ============        ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Bank overdraft                          $     8,143    $        --         $        --    $     8,143
     Accounts payable and accrued
       liabilities                                24,656        479,532                  --        504,188
     Accrued interest payable                    621,084             --  2         (621,084)            --
     Loans payable                                    --         28,673                  --         28,673
     Compensation withholdings
       for stock subscriptions                        --         12,465                  --         12,465
                                             ------------   ------------        ------------   ------------
         Total current liabilities               653,883        520,670            (621,084)       553,469

Notes payable - Note 1                         3,447,891             --  2          621,084      4,068,975
                                             ------------   ------------        ------------   ------------

Total liabilities                              4,101,774        520,670                  --      4,622,444

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY

Capital Stock - Note 1                            11,002          9,466                  --         20,468
Additional paid in capital                         1,498        399,196  1         (399,196)         1,498
Accumulated deficit                           (4,108,563)      (875,077) 1          397,477     (4,586,163)
Accumulated other comprehensive
     income                                           --         (1,719) 1            1,719             --
                                             ------------   ------------        ------------   ------------

Total stockholders' equity                    (4,096,063)      (468,134)                 --     (4,564,197)
                                             ------------   ------------        ------------   ------------

Total liabilities and stockholders' equity   $     5,711    $    52,536         $        --    $    58,247
                                             ============   ============        ============   ============


                                   IMPULSE MEDIA TECHNOLOGIES INC.
                                     (FORMERLY DENMANS.COM INC.)
                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                           AUGUST 31, 2001

                                                                                      Pro Forma
                                        DENMANS                       Pro Forma      Consolidated
                                     (as Reported)      Impulse       Adjustments       DENMANS
                                     -------------   -------------   -------------   -------------
SALES                                $         --    $         --    $         --    $         --

Cost of sales                                 450              --              --             450
                                     -------------   -------------   -------------   -------------

Gross profit                                 (450)             --              --            (450)
                                     -------------   -------------   -------------   -------------

Expenses

     Professional fees                         --         148,625              --         148,625
     Amortization                              --             322              --             322
     Software development
       and web site
       development expenses                    --          39,924              --          39,924
     Management fees                           --          43,777              --          43,777
     Administration expenses               27,772          53,947              --          81,719
     Other Expenses                            --           2,791              --           2,791
                                     -------------   -------------   -------------   -------------
         Total expenses                    27,772         289,386              --         317,158
                                     -------------   -------------   -------------   -------------

Net loss from operations                  (28,222)       (289,386)             --        (317,608)

     Interest expense                    (222,648)             --              --        (222,648)
     Gain on sales of subsidiaries        149,373              --              --         149,373
                                     -------------   -------------   -------------   -------------

Net loss                             $   (101,497)   $   (289,386)   $         --    $   (390,883)
                                     =============   =============   =============   =============

Loss per share                       $      (0.01)   $      (0.03)   $         --    $      (0.02)
                                     =============   =============   =============   =============

Weighted average number of
     shares outstanding                11,002,000       9,059,440              --      20,061,440
                                     =============   =============   =============   =============


                                                     F-3


                                   IMPULSE MEDIA TECHNOLOGIES INC.
                                     (FORMERLY DENMANS.COM INC.)
                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                          FEBRUARY 28, 2001

                                                  October 25,
                                                     2000
                                                  (Inception)
                                   FEBRUARY 28,     through
                                      2001        February 28,                    Pro Forma
                                    DENMANS          2001          Pro Forma    Consolidated
                                 (Predecessor)      Impulse       Adjustments      DENMANS
                                 -------------   -------------   -------------  -------------
SALES                            $    172,460    $         --    $         --   $    172,460

Cost of sales                         127,035              --              --        127,035
                                 -------------   -------------   -------------  -------------

Gross profit                           45,425              --              --         45,425

Expenses

     Marketing and media              342,853              --              --        342,853
     Salaries and benefits            830,038              --              --        830,038
     General and
       administration expenses        571,979           6,210              --        578,189
     Professional fees                 68,838          32,579              --        101,417
     Management fees                   27,372              --          27,372
     Amortization                     127,183              --              --        127,183
     Software and website
       development expenses           124,350           7,931              --        132,281
     Other expenses                   163,826          11,599              --        175,425
                                 -------------   -------------   -------------  -------------
                                    2,229,067          85,691              --      2,314,758
                                 -------------   -------------   -------------  -------------

Net loss from operations            2,183,642          85,691              --      2,269,333

     Interest expense                 343,044              --              --        343,044
                                 -------------   -------------   -------------  -------------

Net loss                         $ (2,526,686)   $    (85,691)   $         --   $ (2,612,377)
                                 =============   =============   =============  =============

Loss per share                   $      (0.23)   $      (0.01)   $         --   $      (0.14)
                                 =============   =============   =============  =============

Weighted average number of
     shares outstanding            11,000,784       7,662,083              --     18,662,867
                                 =============   =============   =============  =============


                                                F-4

                         IMPULSE MEDIA TECHNOLOGIES INC.
                           (FORMERLY DENMANS.COM INC.)
            NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - BASIS OF PRESENTATION

Denmans.com Inc. (the "Company") entered into a stock exchange agreement on September 5, 2001 with Impulse Media Technologies Inc. ("Impulse"), whereby the Company acquired 100% ownership of Impulse. As consideration for the purchase of the Impulse shares, the Company issued one share of its common stock to the shareholders of Impulse for each common share of the common stock of Impulse held by them, resulting in the issue of 9,466,083 shares of the common stock of the Company.

The Company is the obligant under a number of promissory notes (the "Notes"). As part of the acquisition transaction described above, the Company renegotiated and extended the maturity dates of the Notes. The Notes and extended maturity dates are shown below:

NOTE HOLDER EAGLE HARBOUR MANAGEMENT INC.                     EXTENDED DATES
                                                              --------------
   i.    $500,000 maturing December 8, 2001                    March 1, 2003
  ii.    $500,000 maturing February 15, 2002                   April 1, 2003
 iii.    $500,000 maturing April 12, 2002                      May 12, 2003
  iv.    $500,000 maturing August 20, 2002                     July 20, 2003
   v.    $50,000 maturing September 1, 2002                    August 15, 2003
  vi.    $129,921 maturing October 31, 2002                    October 15, 2003
 vii.    $118,000 maturing November 30, 2002                   December 15, 2003
viii.    $149,970 maturing December 10, 2002                   January 15, 2004

NOTE HOLDER DGD WEALTH MANAGEMENT INC.                        EXTENDED DATES
                                                              --------------
i.       $500,000 maturing October 25, 2001                    March 1, 2003
ii.      $500,000 maturing December 31, 2001                   May 1, 2003

-

NOTE 2 - NEW ACCOUNTING PRONOUNCEMENTS

In July 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, Business Combinations (FAS 141) and No.142, Goodwill and Other Intangible Assets (FAS 142). FAS 141 requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method. Under FAS 142, goodwill and intangible assets with indefinite lives are no longer amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Separable intangible assets that are not deemed to have indefinite lives will continue to be amortized over their useful lives (but with no maximum life). The amortization provisions of FAS 142 apply immediately to goodwill and intangible assets acquired after June 30, 2001. With respect to goodwill and intangible assets acquired prior to July 1, 2001, the Company is required to adopt FAS 142 effective March 1, 2002. We are currently evaluating the effect that adoption of the provisions of FAS 142 will have on our consolidated financial position, results of operations or disclosures in future periods. The historical financial statements contained herein do not reflect the provisions of FAS 142; however, FAS 142 has been applied to the Impulse transaction.

                         IMPULSE MEDIA TECHNOLOGIES INC.
                           (FORMERLY DENMANS.COM INC.)
            NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 2 - NEW ACCOUNTING PRONOUNCEMENTS, CONTINUED

On October 3, 2001, the FASB issued Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (FAS
144). FAS 144 supercedes Statements of Financial Accounting Standards No.121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of. FAS 144 applies to all long-lived assets (including discontinued operations) and consequently amends Accounting Principles Board Opinion No. 30, Reporting Results of Operations--Reporting the Effectives of Disposal of a Segment of a Business. FAS 144 develops one accounting model for long-lived assets that are to be disposed of by sale. FAS 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. Additionally, FAS 144 expands the scope of discontinued operations to include all components of an entity with operations that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. The Company is required to adopt FAS 144 effective March 1, 2002.

NOTE 3 - PRO FORMA ADJUSTMENTS

1 Reflects elimination of Impulse's equity accounts. No change in stock because the stock that was issued was for the identical number of shares originally outstanding in Impulse which had the same par value of $.001. The fair value of the assets purchased is significantly less than the fair value to the liabilities assumed resulting in negative goodwill. The negative goodwill of $477,600 was written off to accumulated deficit.

2 Reflects changing of interest due to notes payable being reclassified from short-term to long-term. Notes were renegotiated extending maturity dates as further described in Note 1.




                                      F-6